DREYFUS LARGE COMPANY GROWTH FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report that the Dreyfus Large Company Growth Fund provided a total return of 23.55% for the 12 months ended October 31, 1996.* These results are comparable to the 24.08% total return for the Standard & Poor's 500 Composite Stock Price Index** during a year in which broader-based high capitalization indices led the rising bull market, generally outperforming smaller-capitalization based stock indices.
    The Dreyfus Large Company Growth Fund focuses on stocks with a market capitalization over $900 million. The Fund's basic investment philosophy - to emphasize strong future earnings and revenue growth, focusing on the next twelve to eighteen months - evolves from the strong historical stock market relationship between a company's year-over-year relative performance and the company's relative stock price performance. The portfolio construction process tends toward a bottom-up, stock-selective style favoring companies in high-growth businesses which may include important new product and business opportunities. The overall portfolio structure usually has a heavy sector-specific emphasis and large stock positions in what we regard as the most attractive ideas. The twenty-five largest positions generally comprise 70% to 80% of the portfolio assets.
ECONOMIC REVIEW
    The U.S. economy has enjoyed a good year thus far. First, the tightening labor market has failed to pressure price inflation higher. Second, economic growth has slowed since midyear from the torrid pace of the first half. Third, corporate profits are holding up quite well, albeit growing more slowly than last year. These have vindicated Federal Reserve Board inaction, keeping market interest rates stable. Although the economy has simmered down, it is nevertheless operating with very little slack.
    The Federal Reserve twice thwarted market expectations for tightening this year, taking the view instead that steady growth won't so easily foster inflation in this cycle. Indeed, the unemployment rate has plunged towards 5% this year and wage growth has outpaced price inflation for the first time since 1989. Yet there is little evidence of accelerating price inflation to date. Even higher oil prices have failed to lift prices elsewhere. This is very different from 1994 when the Fed preemptively hiked interest rates to stem a future price inflation that subsequently did not materialize.
    After rising 3.3% in the first half of this year, real GDP growth slowed to a near-trend 2.2% in the third quarter. Early evidence for the fourth quarter indicates sustained near-trend growth. In particular, consumer spending has been lackluster since midyear, despite solid income growth and high confidence levels. And new highs in home sales have not been matched by new records in homebuilding. Spending on capital goods has rebounded, however, while incoming strong export orders indicate better growth ahead for this sector. Capital goods and exports typically dominate the business cycle's late phase. Corporate profit growth, albeit slower than in 1995, continues to surprise on the upside.
    Interest rates this fall are not much different than in the spring. Short-term rates have especially stabilized in recent months based on the view that Fed tightening is unlikely this year. Long-term rates have recently fallen. Should the economy show signs of reaccelerating, we believe long-term rates would likely rise.
    As the U.S. economy moves into the late-cycle phase it is, as usual, out of sync with most business cycles overseas which are at a much earlier stage. This portends faster world growth in 1997. How well the U.S. economy can participate in an accelerating growth world economy without igniting inflation remains to be seen.


MARKET OVERVIEW
    The stock market in the last twelve months shrugged off a variety of potentially negative factors to barrel its way to new heights.
    In late 1995 and early 1996 economic activity appeared to slow down, enough to prompt the Federal Reserve to lower interest rates in January of this year. By springtime, when the Fed had apparently suspended its anti-inflationary measures, investors began to worry about signs of strength exhibited by the economy. Though the Fed took no action to raise interest rates, investor worries about that possibility restrained an ebullient stock market.
    By July, fears of higher interest rates, plus concerns that some stock prices - technology issues in particular - might have gone too far, too fast, caused a temporary retreat in equity prices.
    As fall approached, however, the underlying factors of a strong economy, low inflation, and investor optimism took hold again and propelled stock prices to new highs.
    Chief beneficiaries were the large capitalization stocks. It took a while for technology stocks and small caps to recover the ground lost in the early summer. However, the trend across the board was clearly bullish.
    As the fiscal year closed, there were some negative factors on the horizon. Corporate profits may have passed their peak. Consumer demand seemed to be slowing in some sectors. There were also hints that employment costs, which have been quite stable for a long time, might face upward pressures.
    The market, however, seemed to soar above these factors. The prospect (since become a fact) of a split government in Washington, with Republicans controlling Congress and Democrats in the White House, was seen as favorable for stock prices. Moreover, the specter of renewed inflation remained just that - nothing more than a specter. Furthermore, individual investors continued to pour money into equity mutual funds - not at constantly increasing rates, to be sure, but still at a pace that gave strong impetus for higher stock prices.
THE PORTFOLIO FOCUS
    The portfolio's heaviest overweighting is in technology, which has been a leading performance sector during market rallies over the last year, thus contributing positively to the Fund's performance. Additional sector emphasis included health care and consumer growth stocks, where some of the holdings selectively contributed to good performance. Energy, finance and utilities were the most underweight sectors. This slightly penalized the Fund, as finance and energy stocks were strong performers over the last year. The Fund remained nearly fully invested during most of the year. With our expectations for moderate economic growth and stable interest rates, the Fund continues to hold only a very small cash position.
    The portfolio structure continues to emphasize the same sector focus as during most of 1996. The twelve largest positions represent 50% of the Fund's assets and reflect high 1997 earnings growth expectations in technology (Intel, Checkfree, Citrix Systems, Cisco Systems), pharmaceuticals (Teva Pharmaceutical Industries, A.D.R., Biogen), restructuring industrial corporations (Crompton & Knowles, Sunbeam, Raychem, Monsanto) and niche growth opportunities (Sun International Hotels, Corrections Corporation of America). These holdings are representative of the typical core companies with strong 1997 and 1998 earnings growth prospects that we have selected to contribute to rewarding Fund performance over the next year.

    Please be assured that the confidence you have shown in Dreyfus Large Company Growth Fund is very much appreciated. We are devoting our energies to bringing you another year of rewarding returns on your investment.
                              Sincerely,
                      [Michael L. Schonberg signature logo]
                              Michael L. Schonberg
                              Portfolio Manager
November 12, 1996
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.
**SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

DREYFUS LARGE COMPANY GROWTH FUND                    OCTOBER 31, 1996
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS LARGE COMPANY GROWTH FUND AND
THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX
[Exhibit A:
Dollars
$16,250
Standard & Poor's 500
Composite Stock Price
Index*
$14,871
Dreyfus Large Company
Growth Fund
*Source: Lipper Analytical Services, Inc.]
Average Annual Total Returns
      One Year Ended                         From Inception (12/29/93)
     October 31, 1996                           to October 31, 1996
        ___________                                _____________
          23.55%                                       14.99%
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus Large Company Growth Fund on 12/29/93 (Inception Date) to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index on that date. For comparative purposes, the value of the Index on 12/31/93 is used as the beginning value on 12/29/93. All dividends and capital gain distributions are reinvested.
The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance, which does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.


DREYFUS LARGE COMPANY GROWTH FUND
STATEMENT OF INVESTMENTS                                                                               OCTOBER 31, 1996
Common Stocks-97.4%                                                                                Shares            Value
                                                                                                     ______          ______
   Commercial Services-3.7%          Corrections Corporation of America          (a)                13,000       $   338,000
                                                                                                                      ______
   Consumer Durables-4.6%            Sunbeam..............................                          17,000           418,625
                                                                                                                      ______
   Consumer Non-Durables-7.8%        Coca-Cola............................                           4,400           222,200
                                     Tommy Hilfiger.......................        (a)                6,500           338,000
                                     Warnaco Group, Cl. A.................                           6,000           149,250
                                                                                                                      ______
                                                                                                                     709,450
                                                                                                                      ______
   Consumer Services-10.6%           Checkfree............................        (a)               21,000           383,250
                                     Sabre Group Holdings.................                           5,700           173,850
                                     Sun International Hotels.............        (a)                8,500           401,625
                                                                                                                      ______
                                                                                                                     958,725
                                                                                                                      ______
   Electronic Technology-18.4%       Cascade Communications...............        (a)                4,000           290,500
                                     Cisco Systems........................        (a)                6,000           371,250
                                     Gulfstream Aerospace.................                           8,500           200,813
                                     Hewlett-Packard......................                           4,400           194,150
                                     Intel................................                           4,000           439,500
                                     Storage Technology...................        (a)                4,000           170,500
                                                                                                                      ______
                                                                                                                   1,666,713
                                                                                                                      ______
   Energy Minerals-1.1%              Murphy Oil............................                          2,000            98,750
                                                                                                                      ______
   Finance-5.7%                      American International Group..........                          1,000           108,625
                                     American States Financial..............                         4,000            94,500
                                     Associates First Capital, Cl. A........                         5,000           216,875
                                     Green Tree Financial...................                         2,500            99,062
                                                                                                                      ______
                                                                                                                     519,062
                                                                                                                      ______
   Health Services-2.0%              HBO & Co..............                                          3,000           180,375
                                                                                                                      ______
   Health Technology-17.5%           Amgen...........                             (a)                2,400           147,150
                                     Biogen................................       (a)                5,000           372,500
                                     Guidant................................                         6,600           304,425
                                     Interneuron Pharmaceuticals..........        (a)               14,000           346,500
                                     Teva Pharmaceutical Industries, A.D.R..                        10,000           418,750
                                                                                                                      ______
                                                                                                                   1,589,325
                                                                                                                      ______
   Process Industries-9.1%           Crompton & Knowles...                                          26,000           468,000
                                     Monsanto...............................                         9,000           356,625
                                                                                                                      ______
                                                                                                                     824,625
                                                                                                                      ______
   Producer Manufacturing-6.2%       General Electric                                                1,800           174,150
                                     Raychem................................                         5,000           390,625
                                                                                                                      ______
                                                                                                                     564,775
                                                                                                                      ______
   Technology Services-8.2%          Citrix Systems......                                            8,000           442,000
                                     Microsoft............................        (a)                2,200           301,950
                                                                                                                      ______
                                                                                                                     743,950
                                                                                                                      ______

DREYFUS LARGE COMPANY GROWTH FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      OCTOBER 31, 1996
Common Stocks (continued)                                                                           Shares            Value
                                                                                                    ______            ______

   Utilities-2.5%                    NorAm Energy..................                                 15,000         $ 230,625
                                                                                                                      ______
                                     TOTAL COMMON STOCKS
                                       (cost $7,037,172)....................                                      $8,843,000
                                                                                                                      ======
                                                                                                   Principal
Short-Term Investments-.8%                                                                          Amount
                                                                                                    ______
              U.S. Treasury Bills;   4.97%, 1/16/1997
                                       (cost $69,266).......................                    $   70,000      $     69,261
                                                                                                                      ======
TOTAL INVESTMENTS (cost $7,106,438).........................................                         98.2%        $8,912,261
                                                                                                      ====            ======
CASH AND RECEIVABLES (NET)..................................................                          1.8%       $   160,311
                                                                                                      ====            ======
NET ASSETS..................................................................                        100.0%        $9,072,572
                                                                                                      ====            ======

Notes to Statement of Investments:
    (a) Non-income producing.




SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS LARGE COMPANY GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                    OCTOBER 31, 1996
                                                                                                     Cost             Value
                                                                                                    ______            ______
ASSETS:                          Investments in securities-See Statement of Investments         $7,106,438        $8,912,261
                                 Cash.......................................                                         145,597
                                 Receivable from subscriptions to Common Stock                                        12,500
                                 Dividends and interest receivable..........                                           2,044
                                 Prepaid expenses...........................                                          21,580
                                                                                                                      ______
                                                                                                                   9,093,982
                                                                                                                      ______
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                         5,077
                                 Due to Distributor.........................                                           1,906
                                 Accrued expenses...........................                                          14,427
                                                                                                                      ______
                                                                                                                      21,410
                                                                                                                      ______
NET ASSETS..................................................................                                      $9,072,572
                                                                                                                      ======
REPRESENTED BY:                  Paid-in capital............................                                      $6,593,644
                                 Accumulated net realized gain (loss) on investments                                 673,105
                                 Accumulated net unrealized appreciation (depreciation)
                                 on investments-Note 4                                                             1,805,823
                                                                                                                      ______
NET ASSETS .................................................................                                      $9,072,572
                                                                                                                      ======
SHARES OUTSTANDING
(100 MILLION SHARES OF $ .001 PAR VALUE COMMON STOCK AUTHORIZED)............                                         498,017
NET ASSET VALUE, offering and redemption price per share ...................                                          $18.22
                                                                                                                      ======







SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS LARGE COMPANY GROWTH FUND
STATEMENT OF OPERATIONS                                                                YEAR ENDED OCTOBER 31, 1996
INVESTMENT INCOME
INCOME:                          Cash dividends
                                     (net of $1,236 foreign taxes withheld at source)            $  43,890
                                 Interest...................................                         8,649
                                                                                                     _____
                                       Total Income.........................                                    $     52,539
EXPENSES:                        Management fee-Note 3(a)...................                        56,224
                                 Shareholder servicing costs-Note 3(b)......                        23,802
                                 Prospectus and shareholders' reports.......                         9,335
                                 Registration fees..........................                         7,974
                                 Legal fees.................................                         7,890
                                 Organization expenses......................                         5,784
                                 Directors' fees and expenses-Note 3(c).....                         2,603
                                 Custodian fees.............................                         2,570
                                 Audit fees.................................                         1,441
                                 Miscellaneous..............................                           710
                                                                                                     _____
                                       Total Expenses.......................                       118,333
                                 Less-reduction in management fee due to
                                     undertaking-Note 3(a)..................                       (23,942)
                                                                                                     _____
                                       Net Expenses.........................                                          94,391
                                                                                                                      ______
INVESTMENT (LOSS)-NET.......................................................                                         (41,852)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments....                      $733,358
                                 Net unrealized appreciation (depreciation) on investments         807,517
                                                                                                     _____
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                       1,540,875
                                                                                                                      ______
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                      $1,499,023
                                                                                                                      ======






SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS LARGE COMPANY GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                               Year Ended        Year Ended
                                                                                            October 31, 1996  October 31, 1995
                                                                                               _________         _________
OPERATIONS:
  Investment income (loss)-net..............................................                $    (41,852)     $     29,986
  Net realized gain (loss) on investments...................................                     733,358            57,631
  Net unrealized appreciation (depreciation) on investments.................                     807,517           729,269
                                                                                                  ______            ______
      Net Increase (Decrease) in Net Assets Resulting from Operations.......                   1,499,023           816,886
                                                                                                  ______            ______
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net.....................................................                     (19,280)          (85,068)
                                                                                                  ______            ______
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold.............................................                   1,970,510            93,703
  Dividends reinvested......................................................                      19,280            85,068
  Cost of shares redeemed...................................................                    (584,373)           (4,133)
                                                                                                  ______            ______
      Increase (Decrease) in Net Assets from Capital Stock Transactions.....                   1,405,417           174,638
                                                                                                  ______            ______
        Total Increase (Decrease) in Net Assets.............................                   2,885,160           906,456
NET ASSETS:
  Beginning of Period.......................................................                   6,187,412         5,280,956
                                                                                                  ______            ______
  End of Period.............................................................                  $9,072,572        $6,187,412
                                                                                                  ======            ======
UNDISTRIBUTED INVESTMENT INCOME-NET.........................................                       __         $     13,834
                                                                                                                    ______
                                                                                                  Shares            Shares
                                                                                                  ______            ______
CAPITAL SHARE TRANSACTIONS:
  Shares sold...............................................................                     114,424             6,814
  Shares issued for dividends reinvested....................................                       1,246             6,990
  Shares redeemed...........................................................                     (35,949)             (331)
                                                                                                  ______            ______
      Net Increase (Decrease) in Shares Outstanding.........................                      79,721            13,473
                                                                                                  ======            ======








SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS LARGE COMPANY GROWTH FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                            Year Ended October 31,
                                                                                       ________________________________
PER SHARE DATA:                                                                          1996        1995        1994(1)
                                                                                           ___         ___        ___
    Net asset value, beginning of period..................................              $14.79      $13.05     $12.50
                                                                                           ___         ___        ___
    Investment Operations:
    Investment income (loss)-net..........................................                (.08)        .07        .17
    Net realized and unrealized gain (loss)
      on investments......................................................                3.56        1.88        .38
                                                                                           ___         ___        ___
    Total from Investment Operations......................................                3.48        1.95        .55
                                                                                           ___         ___        ___
    Distributions:
    Dividends from investment income-net..................................                (.05)       (.21)        --
                                                                                           ___         ___        ___
    Net asset value, end of period........................................              $18.22      $14.79     $13.05
                                                                                           ===         ===        ===
TOTAL INVESTMENT RETURN...................................................               23.55%      15.29%      4.40% (2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...............................                1.26%        .85%        --
    Ratio of net investment income (loss)
      to average net assets...............................................                (.56%)       .54%      1.37% (2)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager..................................                 .32%       1.69%      1.97% (2)
    Portfolio Turnover Rate...............................................              153.78%      86.59%     12.08% (2)
    Average commission rate paid (3)......................................              $.0521          --         --
    Net Assets, end of period (000's Omitted).............................              $9,073      $6,187     $5,281
(1)    From December 29, 1993 (commencement of operations) to October 31, 1994.
(2)    Not annualized.
(3)    For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share
for purchases and sales of investment securities.


SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS LARGE COMPANY GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Growth and Value Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering eight series, including the Dreyfus Large Company Growth Fund (the "Fund"). The Fund's investment objective is capital appreciation. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
    As of October 31, 1996, MBIC Investment Corp., an indirect subsidiary of Mellon Bank Corporation, held 410,125 shares of the Fund.
    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: The Fund's investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    At year end, the Fund reclassified $47,298 from accumulated investment loss-net to paid-in capital and net assets were not affected by the change.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-BANK LINE OF CREDIT:
    The Fund may borrow up to $2 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for
DREYFUS LARGE COMPANY GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended October 31, 1996, the Fund did not borrow under the lines of credit.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 21\2% of the first $30 million, 2% of the next $70 million and 11\2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations. The Manager has undertaken from November 1, 1995 through October 31, 1997 to reduce the management fee paid by or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of 1.25% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $23,942 during the period ended October 31, 1996.
    The undertaking may be extended, modified or terminated by the Manager, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.
    (b) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1996, the Fund was charged an aggregate of $18,741 pursuant to the Shareholder Services Plan.
    Effective December 1, 1995, the Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $853 during the period ended October 31, 1996.
    Effective May 10, 1996, the Fund entered into a custody agreement with Mellon to provide custodial services for the Fund. During the period ended October 31, 1996, $1,204 was paid to Mellon pursuant to the custody agreement.
    (c) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
    (D) BROKERAGE COMMISSIONS: During the period ended October 31, 1996, the Fund incurred total brokerage commissions of $29,762, of which $2,835 was paid to Dreyfus Investment Services Corporation, a subsidiary of Mellon.

DREYFUS LARGE COMPANY GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1996, amounted to $12,577,907 and $11,316,275, respectively.
    At October 31, 1996, accumulated net unrealized appreciation on investments was $1,805,823, consisting of $1,966,027 gross unrealized appreciation and $160,204 gross unrealized depreciation.
    At October 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS LARGE COMPANY GROWTH FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Directors
Dreyfus Large Company Growth Fund
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Large Company Growth Fund, one of the Series constituting Dreyfus Growth and Value Funds, Inc., as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of October 31, 1996 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Large Company Growth Fund at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [Ernst and Young LLP signature logo]

New York, New York
December 5, 1996
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund designates 91.77% of the ordinary dividends paid during the fiscal year ended October 31, 1996 as qualifying for the corporate dividends received deduction.

DREYFUS LARGE COMPANY GROWTH FUND
PROXY RESULTS (UNAUDITED)
    A special meeting of stockholders of the Fund was held on July 26, 1996, at which shareholders approved the election of the following Board members:
Joseph S. DiMartino, by a vote of 8,524,929 shares in favor of and 83,716 shares withholding authority to vote; John M. Fraser, Jr., by a vote of 8,524,673 shares in favor of and 83,973 shares withholding authority to vote; Ehud Houminer, by a vote of 8,521,734 shares in favor of and 86,912 shares withholding authority to vote; David J. Mahoney, by a vote of 8,529,545 shares in favor of and 79,100 shares withholding authority to vote; Gloria Messinger, by a vote of 8,526,916 shares in favor of and 81,729 shares withholding authority to vote; David P. Feldman, by a vote of 8,529,038 shares in favor of and 79,608 shares withholding authority to vote, Jack R. Meyer, by a vote of 8,531,982 shares in favor of and 76,663 shares withholding authority to vote; John Szarkowski, by a vote of 8,524,759 shares in favor of and 83,887 shares withholding authority to vote; and Anne Wexler, by a vote of 8,525,776 shares in favor of and 82,869 shares withholding authority to vote. The shareholders also ratified the selection of Ernst & Young LLP as independent auditors by a vote of 8,467,635 shares in favor of and 28,562 shares against the selection, with 112,449 shares abstaining.


[Dreyfus lion "d" logo]
DREYFUS LARGE COMPANY GROWTH FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940




Printed in U.S.A.                           250AR9610
[Dreyfus logo]
Large Company
Growth Fund
Annual Report
October 31, 1996


DREYFUS LARGE COMPANY VALUE FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    It is a pleasure once again to have the opportunity to correspond with you regarding the Dreyfus Large Company Value Fund. This report covers the annual reporting period ended October 31, 1996, during which the Fund's total return was 34.35%.* This compares with a total return of 24.08% for the Standard & Poor's 500 Composite Stock Price Index for the same period.**
    Despite a difficult market for value stocks, the Fund's performance was superior to the overall stock market. We attribute this success primarily to the rally in large cap stocks and our success in picking individual stocks. Economic Review
    The U.S. economy has enjoyed a good year thus far. First, the tightening labor market has failed to pressure price inflation higher. Second, economic growth has slowed since midyear from the torrid pace of the first half. Third, corporate profits are holding up quite well, albeit growing more slowly than last year. These have vindicated Federal Reserve Board inaction, keeping market interest rates stable. Although the economy has simmered down, it is nevertheless operating with very little slack.
    The Federal Reserve twice thwarted market expectations for tightening this year, taking the view instead that steady growth won't so easily foster inflation in this cycle. Indeed, the unemployment rate has plunged towards 5% this year and wage growth has outpaced price inflation for the first time since 1989. Yet there is little evidence of accelerating price inflation to date. Even higher oil prices have failed to lift prices elsewhere. This is very different from 1994 when the Fed preemptively hiked interest rates to stem a future price inflation that subsequently did not materialize.
    After rising 3.3% in the first half of this year, real GDP growth slowed to a near-trend 2.2% in the third quarter. Early evidence for the fourth quarter indicates sustained near-trend growth. In particular, consumer spending has been lackluster since midyear, despite solid income growth and high confidence levels. And new highs in home sales have not been matched by new records in homebuilding. Spending on capital goods has rebounded, however, while incoming strong export orders indicate better growth ahead for this sector. Capital goods and exports typically dominate the business cycle's late phase. Corporate profit growth, albeit slower than in 1995, continues to surprise on the upside.
    Interest rates this fall are not much different than in the spring. Short-term rates have especially stabilized in recent months based on the view that Fed tightening is unlikely this year. Long-term rates have recently fallen. Should the economy show signs of reaccelerating, we believe long-term rates would likely rise.
    As the U.S. economy moves into the late-cycle phase it is, as usual, out of sync with most business cycles overseas which are at a much earlier stage. This portends faster world growth in 1997. How well the U.S. economy can participate in an accelerating growth world economy without igniting inflation remains to be seen.
Market Overview
    The stock market in the last twelve months shrugged off a variety of potentially negative factors to barrel its way to new heights.
    In late 1995 and early 1996 economic activity appeared to slow down, enough to prompt the Federal Reserve to lower interest rates in January of this year. By springtime, when the Fed had apparently suspended its anti-inflationary measures, investors began to worry about signs of strength exhibited by the economy. Though the Fed took no action to raise interest rates, investor worries about that possibility restrained an ebullient stock market.
    By July, fears of higher interest rates, plus concerns that some stock prices - technology issues in particular - might have gone too far, too fast, caused a temporary retreat in equity prices.

    As fall approached, however, the underlying factors of a strong economy, low inflation, and investor optimism took hold again and propelled stock prices to new highs.
    Chief beneficiaries were the large capitalization stocks. It took a while for technology stocks and small caps to recover the ground lost in the early summer. However, the trend across the board was clearly bullish.
    As the fiscal year closed, there were some negative factors on the horizon. Corporate profits may have passed their peak. Consumer demand seemed to be slowing in some sectors. There were also hints that employment costs, which have been quite stable for a long time, might face upward pressures.
    The market, however, seemed to soar above these factors. The prospect (since become a fact) of a split government in Washington, with Republicans controlling Congress and Democrats in the White House, was seen as favorable for stock prices. Moreover, the specter of renewed inflation remained just that - nothing more than a specter. Furthermore, individual investors continued to pour money into equity mutual funds - not at constantly increasing rates, to be sure, but still at a pace that gave strong impetus for higher stock prices.
Fundamental Analysis
    I am a practitioner of, and passionate believer in, fundamental security analysis. This method of determining the value of a security involves our analysts and me communicating directly with the management of companies in which the Fund is invested or may invest. Not only do we interview management by telephone on a regular basis, but we also periodically visit corporate headquarters, divisional headquarters, factories and distribution outlets. We meet with senior management and talk with all levels of employees, as well as customers and competitors. It is through the mosaic of information collected in these meetings that investment decisions begin to be made.
    As a "value" investor, I am particularly attuned to companies with relatively low price to book or price to earnings ratios, or a relatively high dividend yield. In addition, I am alert to companies with the potential for corporate restructuring or a positive change in operations, management or perception. My investment approach tends to be "bottom-up." In other words, I simply try to find stocks which I believe will appreciate in value more than the average stock. Industry allocation generally tracks the S&P 500 Composite Stock Price Index. Additionally, I do not try to "market time" and generally remain fully invested.
    This process is a massive undertaking for us, especially given the thousands of securities which are available to us for investment on a worldwide basis. It can only be accomplished with an experienced and dedicated team of security analysts. Dreyfus employs 35 individuals who specialize in this analytical work, one of the largest efforts of any mutual fund firm. Our analysts are strictly dedicated to finding the best investments for our client, the Dreyfus mutual fund shareholder. Their work is proprietary: it is only distributed internally to our portfolio managers, and forms the basis for security selection in our mutual funds.
    Much like the complete and thorough mixture of information that we build, our analysts form a diverse mix of individuals. Some are specialists in certain types of securities, while others are industry specialists who concentrate on securities within a particular sector of the economy. Most have actual industry experience in their particular field of specialization prior to joining Dreyfus. For example, our three-person health care team includes a retired physician, a former medical researcher for the U.S. Army, and a former health care lobbyist to Congress. Some of our analysts are relatively young and some are veterans, providing a wonderful blend of energy and experience. All of this diversity is beneficial to the investment process. Investments are best made by thinking somewhat differently from everyone else who is making similar investments. Ideally, one tries to make investment choices a bit sooner than other investors make these same choices. The reason, of course, is that through an increase in demand for ownership of a security, the price of that security increases.

Portfolio Focus
    As stated above, I primarily focus on picking value stocks. For your Fund, I look for securities with a market capitalization greater than $900 million. During the past fiscal year, the Fund's biggest winners included Fila, Guidant, Sandoz, A.G., Red Lion Hotels, Jones Apparel, Intel, Warner-Lambert and NorAm Energy. Performance results were penalized by holdings including Sensormatic Electronics, Grand Casinos and AT&T. These underperforming securities have been sold so that small problems would not become big problems.
    Thank you for your trust and the privilege of managing your assets. The Dreyfus organization continues to work diligently on your behalf.
                              Sincerely,

                      [Timothy M. Ghriskey signature logo]

                              Timothy M. Ghriskey
                              Portfolio Manager
November 12, 1996
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.
**SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.


DREYFUS LARGE COMPANY VALUE FUND                  OCTOBER 31, 1996
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS LARGE COMPANY VALUE FUND AND
THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX
[Exhibit A:
Dollars
$17,068
Dreyfus Large Company
Value Fund
$16,250
Standard & Poor's 500
Composite Stock Price
Index*
*Lipper Analytical Services, Inc.]
Average Annual Total Returns
        One Year Ended                        From Inception (12/29/93)
       October 31, 1996                          to October 31, 1996
         __________                                 _____________
            34.35%                                      20.71%
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus Large Company Value Fund on 12/29/93 (Inception Date) to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index on that date. For comparative purposes, the value of the Index on 12/31/93 is used as the beginning value on 12/29/93. All dividends and capital gain distributions are reinvested.
The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance, which does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS LARGE COMPANY VALUE FUND
STATEMENT OF INVESTMENTS                                                                                OCTOBER 31, 1996
Common Stocks-96.7%                                                                                 Shares            Value
                                                                                                     ______           ______
  Commercial Services-1.1%           Ogden...............                                            21,500      $   389,687
                                                                                                                      ______
  Consumer Durables-3.1%             Newell................                                          17,100          485,212
                                     Shaw Industries........................                         48,100          565,175
                                                                                                                      ______
                                                                                                                   1,050,387
                                                                                                                      ______
  Consumer Non-Durables-11.3%        First Brands.....                                               19,900          564,662
                                     Fruit of The Loom, Cl. A.............        (a)                15,800          574,725
                                     Kimberly-Clark.........................                          6,100          568,825
                                     Philip Morris Cos......................                          5,600          518,700
                                     Reebok International...................                         15,000          536,250
                                     UST.........................................                    19,000          548,625
                                     Warnaco Group, Cl. A...................                         21,800          542,275
                                                                                                                      ______
                                                                                                                   3,854,062
                                                                                                                      ______
  Consumer Services-4.6%             Carnival, Cl. A.......                                          16,300          491,037
                                     La Quinta Inns.........................                         27,200          544,000
                                     Sabre Group Holdings...................                         17,000          518,500
                                                                                                                      ______
                                                                                                                   1,553,537
                                                                                                                      ______
  Electronic Technology-13.8%        Cabletron Systems                             (a)                8,600          536,425
                                     Digital Equipment....................         (a)               17,600          519,200
                                     International Business Machines........                          4,000          516,000
                                     Lockheed Martin........................                          6,000          537,750
                                     McDonnell Douglas......................                         10,400          566,800
                                     Micron Technology......................                         18,000          456,750
                                     Perkin-Elmer...........................                         10,200          546,975
                                     Storage Technology...................        (a)                12,200          520,025
                                     United Technologies....................                          4,100          527,875
                                                                                                                      ______
                                                                                                                   4,727,800
                                                                                                                      ______
  Energy Minerals-8.9%               Amerada Hess............                                         9,500          526,063
                                     Amoco....                                                        5,700          431,775
                                     Coastal.........................                                13,000          559,000
                                     Phillips Petroleum.....................                         12,200          500,200
                                     Tosco                                                            9,300          521,963
                                     Unocal.............................                             13,800          505,425
                                                                                                                      ______
                                                                                                                   3,044,426
                                                                                                                      ______
  Finance-13.0%                      Bank United, Cl. A.............              (a)                21,000          559,125
                                     Berkley (W.R.).........................                         10,800          561,600
                                     First Security.........................                         18,200          534,625
                                     Fleet Financial Group..................                         11,500          573,563
                                     NationsBank............................                          6,000          565,500
                                     PMI Group..............................                         10,000          571,250
                                     Signet Banking.........................                         18,800          542,850
                                     Simon DeBartolo Group..................                         19,700          519,588
                                                                                                                      ______
                                                                                                                   4,428,101
                                                                                                                      ______


DREYFUS LARGE COMPANY VALUE FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    OCTOBER 31, 1996
Common Stocks (continued)                                                                            Shares           Value
                                                                                                     ______           ______

  Health Services-1.7%               Allegiance..............                       (a)              30,380    $     569,625
                                                                                                                      ______
  Health Technology-9.3%             Bard (C.R.)...........                                          12,200          344,650
                                     Baxter International...................                         10,400          432,900
                                     Bristol-Myers Squibb...................                          5,600          592,200
                                     DePuy                                                           12,500          218,750
                                     Glaxo Wellcome PLC, A.D.R..............                         18,000          567,000
                                     Mallinckrodt Group.....................                         11,700          508,950
                                     Sandoz AG..............................                            437          503,317
                                                                                                                      ______
                                                                                                                   3,167,767
                                                                                                                      ______
  Industrial Services-1.8%           Cooper Cameron......                           (a)               9,800          625,975
                                                                                                                      ______
  Non-Energy Minerals-2.6%           Cemex, S.A. de C.V., Cl. B                                     141,300          514,786
                                     Southern Peru Copper...................                         26,800          371,850
                                                                                                                      ______
                                                                                                                     886,636
                                                                                                                      ______
  Process Industries-6.8%            Hoechst AG...........                                           14,700          551,492
                                     National Service Industries............                          7,100          244,950
                                     Premark International..................                         23,700          494,738
                                     Westinghouse Electric..................                         29,900          512,038
                                     Witco                                                           17,300          536,300
                                                                                                                      ______
                                                                                                                   2,339,518
                                                                                                                      ______
  Producer Manufacturing-5.6%        General Signal...                                               13,700          558,275
                                     Olin                                                             6,600          280,500
                                     Raychem................................                          7,200          562,500
                                     Xerox                                                           11,000          510,125
                                                                                                                      ______
                                                                                                                   1,911,400
                                                                                                                      ______
  Retail Trade-3.2%                  Abercrombie & Fitch, Cl. A                     (a)              24,000          528,000
                                     Dayton Hudson..........................                         16,500          571,312
                                                                                                                      ______
                                                                                                                   1,099,312
                                                                                                                      ______
  Technology Services-.5%            Ingram Micro, Cl. A..                                           10,000          180,000
                                                                                                                      ______
  Transportation-1.2%                Illinois Central.........                                       12,800          414,400
                                                                                                                      ______
  Utilities-8.2%                     British Telecommunications PLC, A.D.R                           10,300          593,538
                                     Century Telephone Enterprises..........                         17,100          549,338
                                     Hong Kong Telecommunications, A.D.R....                         32,100          565,762
                                     NorAm Energy...........................                         37,000          568,875
                                     Tenaga Nasional Berhad.................                        135,000          539,679
                                                                                                                      ______
                                                                                                                   2,817,192
                                                                                                                      ______
                                     TOTAL COMMON STOCKS
                                       (cost $31,187,072)...................                                     $33,059,825
                                                                                                                      ======

DREYFUS LARGE COMPANY VALUE FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    OCTOBER 31, 1996
                                                                                                   Principal
Short-Term Investments-5.8%                                                                          Amount           Value
                                                                                                     ______           ______

  U.S. Treasury Bills:               5.16%, 11/29/1996.......                                  $     61,000     $     60,770
                                     4.84%, 12/12/1996......................                        351,000          348,999
                                     4.96%, 1/16/1997.......................                      1,000,000          989,440
                                     4.99%, 1/23/1997.......................                        501,000          495,224
                                     5.01%, 1/30/1997.......................                        101,000           99,733
                                                                                                                      ______
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $1,994,313)....................                                    $  1,994,166
                                                                                                                      ======
TOTAL INVESTMENTS (cost $33,181,385).                                                                102.5%      $35,053,991
                                                                                                       ====           ======
LIABILITIES, LESS CASH AND RECEIVABLES......................................                          (2.5%)   $    (867,207)
                                                                                                       ====           ======
NET ASSETS...........................                                                                100.0%      $34,186,784
                                                                                                       ====           ======
Notes to Statement of Investments:
    (a) Non-income producing.





See notes to financial statements.

DREYFUS LARGE COMPANY VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES                      OCTOBER 31, 1996
                                                                                                  Cost             Value
                                                                                                _________        _________
ASSETS:                          Investments in securities-See Statement of Investments        $33,181,385      $35,053,991
                                 Cash.......................................                                        328,853
                                 Receivable for investment securities sold..                                        572,046
                                 Receivable from subscriptions to Common Stock                                       93,478
                                 Dividends and interest receivable..........                                         25,212
                                 Prepaid expenses...........................                                         19,562
                                                                                                                     ______
                                                                                                                 36,093,142
                                                                                                                     ______
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                       28,568
                                 Due to Distributor.........................                                            309
                                 Payable for investment securities purchased                                      1,825,487
                                 Payable for Common Stock redeemed..........                                          6,157
                                 Accrued expenses...........................                                         45,837
                                                                                                                     ______
                                                                                                                  1,906,358
                                                                                                                     ______
NET ASSETS..................................................................                                    $34,186,784
                                                                                                                     ======
REPRESENTED BY:                  Paid-in capital............................                                    $29,814,968
                                 Accumulated undistributed investment income-net 146,085
                                 Accumulated net realized gain (loss) on investments
                                                    and foreign currency transactions                             2,353,114
                                 Accumulated net unrealized appreciation (depreciation)
                                 on investments and foreign currency transactions                                 1,872,617
                                                                                                                     ______
NET ASSETS..................................................................                                    $34,186,784
                                                                                                                     ======
SHARES OUTSTANDING
(100 million shares of $ .001 par value Common Stock authorized)............                                      1,893,775
NET ASSET VALUE, offering and redemption price per share....................                                         $18.05
                                                                                                                       ====


SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS LARGE COMPANY VALUE FUND
STATEMENT OF OPERATIONS                                                              YEAR ENDED OCTOBER 31, 1996
INVESTMENT INCOME
INCOME:                          Cash dividends
                                     (net of $4,929 foreign taxes withheld at source)          $   346,446
                                 Interest...................................                        46,027
                                                                                                    _____
                                       Total Income.........................                                    $   392,473
EXPENSES:                        Management fee-Note 3(a)...................                       134,679
                                 Shareholder servicing costs-Note 3(b)......                        86,077
                                 Registration fees..........................                        15,424
                                 Legal fees.................................                        12,300
                                 Custodian fees.............................                         8,686
                                 Prospectus and shareholders' reports.......                         8,598
                                 Directors' fees and expenses-Note 3(c).....                         6,034
                                 Audit fees.................................                         3,176
                                 Miscellaneous..............................                         6,817
                                                                                                    _____
                                       Total Expenses.......................                       281,791
                                 Less-reduction in management fee due to
                                     undertaking-Note 3(a)..................                       (56,640)
                                                                                                    _____
                                       Net Expenses.........................                                        225,151
                                                                                                                     _____
INVESTMENT INCOME-NET.......................................................                                        167,322
                                                                                                                     _____
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments and
                                     foreign currency transactions..........                    $2,337,964
                                 Net realized gain (loss) on
                                     forward currency exchange contracts....                        16,567
                                                                                                    _____
                                     Net Realized Gain (Loss)...............                                      2,354,531
                                 Net unrealized appreciation (depreciation) on investments
                                     and foreign currency transactions......                                      1,553,523
                                                                                                                     _____
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                      3,908,054
                                                                                                                     _____
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                     $4,075,376
                                                                                                                     ======



SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS LARGE COMPANY VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                 Year Ended      Year Ended
                                                                                              October 31, 1996  October 31, 1995
                                                                                                  ________        ________
OPERATIONS:
  Investment income-net....................................................                  $      167,322      $   94,447
  Net realized gain (loss) on investments..................................                       2,354,531         924,046
  Net unrealized appreciation (depreciation) on investments................                       1,553,523         318,810
                                                                                                    _______          ______
      Net Increase (Decrease) in Net Assets Resulting from Operations......                       4,075,376       1,337,303
                                                                                                    _______          ______
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net....................................................                         (91,396)       (130,949)
  Net realized gain on investments.........................................                        (870,438)             --
                                                                                                    _______          ______
      Total Dividends......................................................                        (961,834)       (130,949)
                                                                                                    _______          ______
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold............................................                      34,849,269         224,848
  Dividends reinvested.....................................................                         961,690         130,949
  Cost of shares redeemed..................................................                     (11,424,820)        (43,446)
                                                                                                    _______          ______
      Increase (Decrease) in Net Assets from Capital Stock Transactions....                      24,386,139         312,351
                                                                                                    _______          ______
        Total Increase (Decrease) in Net Assets............................                      27,499,681       1,518,705
NET ASSETS:
  Beginning of Period......................................................                       6,687,103       5,168,398
                                                                                                    _______          ______
  End of Period............................................................                    $ 34,186,784   $   6,687,103
                                                                                                    =======          ======
Undistributed investment income-net........................................                  $      146,085      $   70,159
                                                                                                    _______          ______
                                                                                                    Shares           Shares
                                                                                                    _______          ______
CAPITAL SHARE TRANSACTIONS:
  Shares sold..............................................................                       2,046,872          15,585
  Shares issued for dividends reinvested...................................                          65,600          11,116
  Shares redeemed..........................................................                        (651,191)         (3,424)
                                                                                                    _______          ______
      Net Increase (Decrease) in Shares Outstanding........................                       1,461,281          23,277
                                                                                                    =======          ======




SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS LARGE COMPANY VALUE FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                            Year Ended October 31,
                                                                                       ________________________________
PER SHARE DATA:                                                                          1996        1995        1994(1)
                                                                                          ___         ___         ___
    Net asset value, beginning of period..................................             $15.46      $12.63      $12.50
                                                                                          ___         ___         ___
    Investment Operations:
    Investment income-net.................................................                .12         .22         .26
    Net realized and unrealized gain (loss)
      on investments......................................................               4.68        2.93        (.13)
                                                                                          ___         ___         ___
    Total from Investment Operations......................................               4.80        3.15         .13
                                                                                          ___         ___         ___
    Distributions:
    Dividends from investment income-net..................................               (.21)       (.32)         --
    Dividends from net realized gain on investments.......................              (2.00)         --          --
                                                                                          ___         ___         ___
    Total Distributions...................................................              (2.21)       (.32)         --
                                                                                          ___         ___         ___
    Net asset value, end of period........................................             $18.05      $15.46      $12.63
                                                                                          ===         ===         ===
TOTAL INVESTMENT RETURN...................................................              34.35%      25.73%       1.04%(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...............................               1.25%        .83%         --
    Ratio of net investment income
      to average net assets...............................................                .93%       1.64%       2.08%(2)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager..................................                .32%       1.76%       2.01%(2)
    Portfolio Turnover Rate...............................................             186.39%     143.61%      48.35%(2)
    Average commission rate paid (3)......................................             $.0471          --          --
    Net Assets, end of period (000's Omitted).............................            $34,187      $6,687      $5,168
(1)    From December 29, 1993 (commencement of operations) to October 31, 1994.
(2)    Not annualized.
(3)    For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share
for purchases and sales of investment securities.






SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS LARGE COMPANY VALUE FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Growth and Value Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering eight series, including the Dreyfus Large Company Value Fund (the "Fund"). The Fund's investment objective is capital appreciation. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
    As of October 31, 1996, MBIC Investment Corp., an indirect subsidiary of Mellon Bank Corporation, held 255,750 shares of the Fund.
    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: The Fund's investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    (b) Foreign currency transactions: The Fund does not isolate that portion of the results of the operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amount of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

DREYFUS LARGE COMPANY VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-BANK LINE OF CREDIT:
    The Fund may borrow up to $2 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended October 31, 1996, the Fund did not borrow under the lines of credit.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 21\2% of the first $30 million, 2% of the next $70 million and 11\2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations. The Manager has undertaken from November 1, 1995 through October 31, 1997 to reduce the management fee paid by or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of 1.25% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $56,640 during the period ended October 31, 1996.
    The undertaking may be extended, modified or terminated by the Manager, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.
    (b) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1996, the Fund was charged an aggregate of $44,893 pursuant to the Shareholder Services Plan.
    Effective December 1, 1995, the Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $11,608 during the period ended October 31, 1996.
    Effective May 10, 1996, the Fund entered into a custody agreement with Mellon to provide custodial services for the Fund. During the period ended October 31, 1996, $3,965 was paid to Mellon pursuant to the custody agreement.

DREYFUS LARGE COMPANY VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    (c) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
    (d) BROKERAGE COMMISSIONS: During the period ended October 31, 1996, the Fund incurred total brokerage commissions of $113,117, of which $17,828 was paid to Dreyfus Investment Services Corporation, a subsidiary of Mellon.
NOTE 4-SECURITIES TRANSACTIONS:
    (a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended October 31, 1996, amounted to $55,187,781 and $32,712,556, respectively.
    The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gains on such contracts that are recognized in the Statement of Assets and Liabilities. At October 31, 1996, there were no open forward currency exchange contracts.
    (b) At October 31, 1996, accumulated net unrealized appreciation on investments was $1,872,606, consisting of $2,532,381 gross unrealized appreciation and $659,775 gross unrealized depreciation.
    At October 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS LARGE COMPANY VALUE FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Directors
Dreyfus Large Company Value Fund
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Large Company Value Fund, one of the Series constituting Dreyfus Growth and Value Funds, Inc., as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of October 31, 1996 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Large Company Value Fund at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                          [Ernst and Young LLP signature logo]

New York, New York
December 5, 1996


DREYFUS LARGE COMPANY VALUE FUND
IMPORTANT TAX INFORMATION (UNAUDITED)
    For Federal tax purposes the Fund hereby designates $1.19 per share as a long-term capital gain distribution of the $2.21 per share paid on December 8, 1995.
    The Fund also designates 25.87% of the ordinary dividends paid during the fiscal year ended October 31, 1996 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 1997 of the percentage applicable to the preparation of their 1996 income tax returns.


DREYFUS LARGE COMPANY VALUE FUND
PROXY RESULTS (UNAUDITED)
    A special meeting of stockholders of the Fund was held on July 26, 1996, at which shareholders approved the election of the following Board members:
Joseph S. DiMartino, by a vote of 8,524,929 shares in favor of and 83,716 shares withholding authority to vote; John M. Fraser, Jr., by a vote of 8,524,673 shares in favor of and 83,973 shares withholding authority to vote; Ehud Houminer, by a vote of 8,521,734 shares in favor of and 86,912 shares withholding authority to vote; David J. Mahoney, by a vote of 8,529,545 shares in favor of and 79,100 shares withholding authority to vote; Gloria Messinger, by a vote of 8,526,916 shares in favor of and 81,729 shares withholding authority to vote; David P. Feldman, by a vote of 8,529,038 shares in favor of and 79,608 shares withholding authority to vote, Jack R. Meyer, by a vote of 8,531,982 shares in favor of and 76,663 shares withholding authority to vote; John Szarkowski, by a vote of 8,524,759 shares in favor of and 83,887 shares withholding authority to vote; and Anne Wexler, by a vote of 8,525,776 shares in favor of and 82,869 shares withholding authority to vote. The shareholders also ratified the selection of Ernst & Young LLP as independent auditors by a vote of 8,467,635 shares in favor of and 28,562 shares against the selection, with 112,449 shares abstaining.


[Dreyfus lion "d" logo]
DREYFUS LARGE COMPANY VALUE FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940


Printed in U.S.A.                           251AR9610
[Dreyfus logo]
Large Company
Value Fund
Annual Report
October 31, 1996

Dreyfus SMALL COMPANY VALUE FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report that Dreyfus Small Company Value Fund turned in a very strong performance for the fiscal year ended October 31, 1996.
    The total return of the Fund for the twelve-month period was 35.99%* as compared with the Fund's benchmark index, the Russell 2000 Index, which had a total return of 16.61%.**
ECONOMIC ENVIRONMENT
    At this stage of an economic expansion conflicting economic data tends to be the rule, rather than the exception. Inflation indices continue to be subdued, commodities prices having moderated from levels seen earlier this year. However, employment is high (unemployment low) suggesting that wage pressures may show up in the data soon. And energy prices remain strong. Consumer debt still hovers near historically high levels.
MARKET ENVIRONMENT
    While 1995 represented a year of mixed volatility and a consistent, broad upward bias in the stock market averages, 1996 has been marked by increased volatility. Reversals and rotations among sectors have been dramatic. While Fed policy has not turned restrictive, the rate environment has exhibited increased volatility as well, rising early in the year and declining as we write. The growth in corporate profits has slowed, with difficult comparisons becoming much more common than in 1995. Still, individual companies turning in solid results continue to be rewarded with handsome valuations, while companies that disappoint see their share prices negatively impacted. The momentum in the flow of funds into equity mutual funds has slowed somewhat from the frenetic pace of late 1995 and early 1996. This slowdown in money flows, and the correction (modest, by historical standards) experienced over the summer prompted rotation from smaller capitalization stocks towards large cap and blue chip investments. And, while large cap indices, such as the S&P 500 and the DJ Industrials, have advanced to new market highs, the small cap Russell 2000 remains below its May highs.
    Cyclical companies continue to operate near secular high operating margins while economic commentators suggest that recessions have been repealed. Financial companies are experiencing (and some seeking out) lower credit quality in their pursuit of growth. Retailers continue to pursue aggressive building plans despite an environment of too many stores (though with healthier inventory levels than a year ago). The growth in semiconductor and technology capacity in 1995 has given way to pricing pressures and inventory adjustments during the summer. As we write, the inventory adjustments seem to be working through the system and excessively high inventories seem to be abating in the semiconductor industry. Economic growth has boosted energy demand which, in turn, has improved the prospects for energy producers and processors. We believe this has created the best environment in a decade for oil service firms as exploration, both domestic and abroad, is at its highest levels in years.
PORTFOLIO OVERVIEW
    The Portfolio enjoyed the benefit of a strong energy market with large gains in stocks that met our value criteria, such as Tuboscope Vetco International, Marine Drilling and Hvide Marine. Consumer-related issues purchased at "value" prices also benefited performance with an improvement in the operations of Ann Taylor (women's apparel retailer) and Microage (computer hardware distributor) and solid results at Neiman Marcus (high-end retailing). Additionally, consumer products companies such as Alberto Culver, US Industries and O'Sullivan were strong.



    The technology sector provided a number of value opportunities on price pullbacks this year, as positions in Quantum Corporation, Quickturn Design Systems and VLSI Technology benefited portfolio performance. This continues to be an area of focus for our research attention as valuations in selected semiconductor and equipment stocks have become interesting.
    While we are skeptical of the current benign interest rate environment, we also continue to believe in the secular consolidation in the banking and financial services industries, and we maintain our interests in a number of savings and loans. These holdings include Bay View Capital, City National, Glendale Federal and Flushing Financial.
    In closing, we continue to be positive and cautious. We still find small capitalization companies with earnings growth at valuations which are compelling relative to similar large capitalization firms. Yet, we are cautious with regard to the level of the overall stock market. Risks exist with the prospects for interest rate volatility and increased inflation, or the potential of a slowing economy. However, small companies can be found in either environment which have solid value and the potential to grow, yet are "undiscovered" by the investment community. So we remain optimistic that the market will ultimately place appropriate valuations on these companies in time.
    We appreciate your investment in Dreyfus Small Company Value Fund. At this season, we extend to you our best wishes for a healthy and prosperous New Year.
                                      Sincerely,
                              [David Diamond signature logo]

                                      David Diamond
                                      Portfolio Manager
November 22, 1996
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.
**SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. Unlike the Fund which may invest in various types of securities and engage in different investment techniques, the Russell 2000 Index is a widely accepted unmanaged index of small cap stock performance.


DREYFUS SMALL COMPANY VALUE FUND                              OCTOBER 31, 1996
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS SMALL COMPANY VALUE FUND AND
THE RUSSELL 2000 INDEX

Dollars
$16,403
Dreyfus Small Company Value Fund
$13,749
Russell 2000 Index*
*Source: Lipper Analytical Services, Inc.
AVERAGE ANNUAL TOTAL RETURNS
           ONE YEAR ENDED                  FROM INCEPTION (12/29/93)
           OCTOBER 31, 1996                TO OCTOBER 31, 1996
           ________________                __________________________
                35.99%                              19.03%
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus Small Company Value Fund on 12/29/93 (Inception Date) to a $10,000 investment made in the Russell 2000 Index on that date. For comparative purposes, the value of the Index on 12/31/93 is used as the beginning value on 12/29/93. All dividends and capital gain distributions are reinvested.
The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS SMALL COMPANY VALUE FUND
STATEMENT OF INVESTMENTS                                       OCTOBER 31, 1996
Common Stocks-89.5%                                                                                  Shares            Value
                                                                                                   _________         _________
      BASIC INDUSTRIES-8.9%          BWay..................................       (a)                 5,000      $     90,000
                                     Calgon Carbon.........................                          10,000           100,000
                                     CalMat................................                           9,400           175,075
                                     Cherry, Cl. B.........................       (a)                10,000           102,500
                                     Dexter................................                           4,100           127,100
                                     Foamex International..................       (a)                14,000           218,750
                                     Fuller (H.B.)..........................                          2,300            96,025
                                     General Chemical Group.................                          5,000            95,000
                                     Handy & Harman.........................                          6,000           114,000
                                     Kysor Industrial.......................                          4,800           139,800
                                     Titanium Metals........................                          4,025           123,769
                                     Wausau Paper Mills.....................                          6,200           119,350
                                                                                                                  ___________
                                                                                                                    1,501,369
                                                                                                                  ___________
      CAPITAL GOODS-9.6%             AFC Cable Systems......................      (a)                 6,600          117,150
                                     Aviation Sales.........................                          3,500           68,250
                                     Avondale Industries....................      (a)                 7,800          127,725
                                     BW/IP..................................                          4,800           64,800
                                     Brown & Sharpe Manufacturing, Cl. A....                         12,400          148,800
                                     Chart Industries.......................                         11,500          184,000
                                     Cubic..................................                          9,950          205,219
                                     Daniel Industries......................                          7,000           90,125
                                     Excel Industries.......................                          9,000          136,125
                                     Giddings & Lewis.......................                          4,000           47,000
                                     Global Industrial Technologies.........      (a)                 7,400          137,825
                                     Gundle/SLT Environmental...............      (a)                 8,000           45,000
                                     TransTechnology........................                          9,800          182,525
                                     UNR Industries.........................                         10,000           67,500
                                                                                                                  ___________
                                                                                                                   1,622,044
                                                                                                                  ___________
       CONSUMER DURABLES-4.2%        Arvin Industries......                                           6,000          137,250
                                     Chris-Craft Industries.................                          2,650          104,344
                                     Kaufman & Broad Home...................                         12,200          146,400
                                     O'Sullivan Industries Holdings.......        (a)                15,000          174,375
                                     Simpson Industries.....................                          6,700           66,163
                                     Standard Products......................                          3,400           82,450
                                                                                                                  ___________
                                                                                                                     710,982
                                                                                                                  ___________
   CONSUMER NON-DURABLES-9.9%        Alberto-Culver, Cl. A                                            5,000          198,750
                                     Alberto-Culver, Cl. B..................                            400           18,300
                                     Armor All Products.....................                          5,200           87,100
                                     Dominick's Supermarkets................                          1,000           19,875
                                     Ekco Group.............................                         12,000           40,500
                                     Fieldcrest Cannon....................        (a)                 7,500          106,875
                                     Graphic Industries.....................                          7,000           58,625
                                     Guilford Mills.........................                          4,500          106,875
                                     MicroAge.............................        (a)                13,000          260,000
                                     Scotts, Cl. A........................        (a)                11,000          204,875
                                     Team Rental Group....................        (a)                 5,000           93,750

DREYFUS SMALL COMPANY VALUE FUND
STATEMENT OF INVESTMENTS (CONTINUED)                       OCTOBER 31, 1996
COMMON STOCKS (CONTINUED)                                                                          SHARES             VALUE
                                                                                                   ______             ______

          CONSUMER NON-DURABLES
              (CONTINUED)            U.S. Industries............                  (a)                5,000      $     135,000
                                     Westpoint Stevens....................        (a)                4,500            119,812
                                     Young Broadcasting, Cl. A............        (a)                7,800            222,300
                                                                                                                  ___________
                                                                                                                    1,672,637
                                                                                                                  ___________
        CONSUMER SERVICES-14.4%      99 (Cents) Only Stores                                          3,000             44,250
                                     Abercrombie & Fitch, Cl. A.............                           500             11,000
                                     AnnTaylor Stores.....................        (a)               13,800            250,125
                                     Brown Group............................                         8,800            181,500
                                     Dravo.......                                 (a)                6,000             85,500
                                     Filene's Basement....................        (a)               23,000             97,750
                                     International Family Entertainment, Cl. B    (a)                7,000            125,125
                                     Lazare Kaplan International..........        (a)                4,000             69,500
                                     MemberWorks............................                         8,000            116,000
                                     Metro Networks.........................                         8,000            162,000
                                     Meyer (Fred).........................        (a)                4,500            158,062
                                     Morningstar Group....................        (a)               12,000            202,500
                                     Nash Finch.............................                         5,000             81,250
                                     National Processing....................                           500              9,500
                                     Neiman Marcus Group..................        (a)                6,000            195,750
                                     Penney (J.C.)..........................                         1,189             62,422
                                     Pier 1 Imports.........................                         3,500             49,000
                                     SFX Broadcasting, Cl. A..............        (a)                3,000            129,000
                                     Starter                                      (a)               14,000             84,000
                                     True North Communications..............                         8,600            204,250
                                     Waban................................        (a)                4,000            104,500
                                                                                                                   __________
                                                                                                                    2,422,984
                                                                                                                   __________
          ENERGY-6.5%                Aquila Gas Pipeline.........                                   10,400            150,800
                                     Houston Exploration....................                        10,700            183,237
                                     Hvide Marine, Cl. A....................                         6,900            102,637
                                     Marine Drilling......................        (a)               12,000            166,500
                                     RPC...                                       (a)               10,000            156,250
                                     Santa Fe Energy Resources............        (a)                6,200             88,350
                                     Stolt Comex Seaway, SA...............        (a)                8,800            127,600
                                     Tuboscope Vetco International........        (a)                8,100            123,525
                                                                                                                   __________
                                                                                                                    1,098,899
                                                                                                                   __________
      FINANCIAL SERVICES-15.9%       ALBANK Financial....                                            4,700            130,425
                                     Allmerica Property & Casualty Cos......                         7,200            198,900
                                     Astoria Financial......................                         3,000            106,125
                                     Bank United, Cl. A.....................                           500             13,312
                                     Bay View Capital.......................                         6,500            256,750
                                     Berkley (W.R.).........................                         2,000            104,000
                                     Citizens...............................                         6,000            120,750
                                     City National..........................                        10,800            189,000
                                     Community Bank System..................                         3,000            109,875

DREYFUS SMALL COMPANY VALUE FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                         OCTOBER 31, 1996
COMMON STOCKS (CONTINUED)                                                                           SHARES          VALUE
                                                                                                    ______          ______

    FINANCIAL SERVICES (CONTINUED)   Downey Financial                                                4,045     $     105,170
                                     EVEREN Capital.......................        (a)                7,100           140,225
                                     FirstFed Financial...................        (a)                5,600           123,200
                                     First Palm Beach Bancorp...............                         3,400            78,200
                                     First Savings Bank of Washington Bancorp                        3,000            51,000
                                     Fleet Financial Group (warrants).....        (a)                  224             3,444
                                     Flushing Financial.....................                         7,900           143,187
                                     Glendale Federal Bank FSB............        (a)               11,000           202,125
                                     Greater New York Savings Bank..........                        12,000           145,500
                                     Guarantee Life Companies...............                         6,100           118,950
                                     Home Financial.........................                         5,000            81,250
                                     Klamath First Bancorp..................                         6,000            84,375
                                     ML Bancorp.............................                         5,000            69,688
                                     PXRE...                                                         1,300            32,175
                                     Standard Financial.....................                         2,400            42,750
                                     Transnational Re, Cl. A................                         1,200            30,150
                                                                                                                  ___________
                                                                                                                   2,680,526
                                                                                                                  ___________
          HEALTH CARE-2.2%           Angelica.....                                                   7,100           138,450
                                     Block Drug, Cl. A......................                         1,030            46,286
                                     Maxxim Medical.......................        (a)                6,000            83,250
                                     SpaceLabs Medical....................        (a)                5,000           101,250
                                                                                                                  ___________
                                                                                                                     369,236
                                                                                                                  ___________
       TECHNOLOGY-15.4%              ACT Manufacturing..........                  (a)                6,400           129,600
                                     ADFlex Solutions.....................        (a)               15,700           137,375
                                     Allen Group..........................        (a)               10,500           166,688
                                     BancTec..............................        (a)                7,000           142,625
                                     Caere...                                     (a)                7,000            56,000
                                     Data General.........................        (a)                9,000           133,875
                                     Egghead..............................        (a)                7,200            36,900
                                     Exabyte..............................        (a)               16,400           217,300
                                     Mentor Graphics......................        (a)                5,544            47,124
                                     Metatec, Cl. A.......................        (a)                7,000            50,750
                                     Micrografx...........................        (a)                8,500            49,938
                                     Mylex...                                     (a)                5,500            70,125
                                     Quantum..............................        (a)                8,800           178,200
                                     Quickturn Design Systems.............        (a)               13,000           190,125
                                     Sequent Computer Systems.............        (a)               14,500           214,781
                                     Summit Design..........................                         5,000            53,125
                                     Symantec.............................        (a)               22,000           239,250
                                     USCS International.....................                           500             9,000
                                     VLSI Technology......................        (a)               14,000           241,500
                                     Viewlogic Systems....................        (a)               14,700           138,731
                                     Vtel....                                     (a)                8,900            87,888
                                                                                                                  ___________
                                                                                                                    2,590,900
                                                                                                                  ___________

DREYFUS SMALL COMPANY VALUE FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      OCTOBER 31, 1996
COMMON STOCKS (CONTINUED)                                                                            SHARES          VALUE
                                                                                                     ______          ______

        TRANSPORTATION-2.5%          American Freightways.....                     (a)               16,000     $     158,000
                                     Arnold Industries......................                          7,200           114,300
                                     Harper Group...........................                          6,100           146,400
                                                                                                                  ___________
                                                                                                                      418,700
                                                                                                                  ___________
                                     TOTAL COMMON STOCKS
                                       (cost $14,605,592)...................                                      $15,088,277
                                                                                                                  ============
NON-CONVERTIBLE PREFERRED STOCKS-.2%

  CONSUMER NON-DURABLES-.2%         Alliance Gaming, Ser. B
                                       (cost $18,540).......................                            251         $  23,539
                                                                                                                  ============
                                                                                                  PRINCIPAL
SHORT-TERM INVESTMENTS-12.7%                                                                       AMOUNT
                                                                                                  _________
         U.S. TREASURY BILLS:        4.90%, 11/7/1996......                                       $  13,000        $   12,990
                                     4.99%, 11/21/1996....................        (b)               210,000           209,435
                                     5.05%, 11/29/1996....................        (b)               532,000           529,994
                                     4.95%, 12/5/1996.......................                         18,000            17,915
                                     4.86%, 12/12/1996......................                         10,000             9,943
                                     4.96%, 1/16/1997.......................                        402,000           397,755
                                     4.99%, 1/23/1997.......................                        182,000           179,902
                                     5.01%, 1/30/1997.......................                        790,000           780,094
                                                                                                                  ___________
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $2,137,978)....................                                     $  2,138,028
                                                                                                                 =============
TOTAL INVESTMENTS (cost $16,762,110)........................................                         102.4%       $17,249,844
                                                                                                    =======      =============
LIABILITIES, LESS CASH AND RECEIVABLES......................................                         (2.4%)    $    (397,861)
                                                                                                    =======      =============
NET ASSETS..................................................................                         100.0%       $16,851,983
                                                                                                    =======      =============

NOTES TO STATEMENT OF INVESTMENTS:
    (a)  Non-income producing.
    (b)  Partially held by broker as collateral for open short positions.







SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS SMALL COMPANY VALUE FUND
STATEMENT OF SECURITIES SOLD SHORT                                                                      OCTOBER 31, 1996
COMMON STOCKS                                                                                       SHARES            VALUE
                                                                                                     _____             _____
  Amati Communications......................................................                         3,000          $  51,750
  Arctic Cat................................................................                         6,000             56,250
  CNS.......................................................................                         3,500             59,500
  Champion Industries.......................................................                         1,375             30,938
  Electronics for Imaging...................................................                           400             28,800
  Friedman's................................................................                         6,000             98,250
  Graco.....................................................................                         4,000             91,500
  Hadco.....................................................................                         2,000             60,750
  Multicare.................................................................                         1,900             34,200
  OEA.......................................................................                         2,600             98,150
  PHP Healthcare............................................................                         3,800             86,925
  Presstek..................................................................                           700             52,850
  Ross Stores...............................................................                         2,600            107,900
                                                                                                                     ________
  TOTAL SECURITIES SOLD SHORT
    (proceeds $796,483).....................................................                                         $857,763
                                                                                                                    =========





















SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS SMALL COMPANY VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                  OCTOBER 31, 1996
                                                                                               COST                 VALUE
                                                                                            ___________          ___________
ASSETS:                          Investments in securities-See Statement of Investments     $16,762,110          $17,249,844
                                 Cash.......................................                                         306,054
                                 Receivable from brokers for proceeds on
                                     securities sold short......                                                     796,483
                                 Receivable for investment securities sold..                                          27,600
                                 Receivable from subscriptions to Common Stock                                        13,150
                                 Dividends and interest receivable..........                                           5,599
                                 Prepaid expenses...........................                                          18,873
                                                                                                                _____________
                                                                                                                  18,417,603
                                                                                                                _____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                         3,676
                                 Due to Distributor.........................                                             269
                                 Securities sold short,at value
                                      (proceeds $796,483)-see statement....                                          857,763
                                 Payable for investment securities purchased                                         673,018
                                 Payable for Common Stock redeemed..........                                           5,456
                                 Accrued expenses...........................                                          25,438
                                                                                                                _____________
                                                                                                                   1,565,620
                                                                                                                _____________
NET ASSETS..................................................................                                     $16,851,983
                                                                                                               ==============
REPRESENTED BY:                  Paid-in capital............................                                     $13,971,992
                                 Accumulated undistributed investment income-net                                      47,915
                                 Accumulated net realized gain (loss) on investments,
                                 securities sold short and foreign currency transactions                           2,405,622
                                 Accumulated net unrealized appreciation (depreciation)
                                 on investments and securities sold short-Note 4(b)                                  426,454
                                                                                                                _____________
NET ASSETS..................................................................                                     $16,851,983
                                                                                                               ==============
SHARES OUTSTANDING
(100 MILLION SHARES OF $.001 PAR VALUE COMMON STOCK AUTHORIZED).............                                         954,066
NET ASSET VALUE, offering and redemption price per share....................                                          $17.66
                                                                                                                      =======

SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS SMALL COMPANY VALUE FUND
STATEMENT OF OPERATIONS                                                                    YEAR ENDED OCTOBER 31, 1996
INVESTMENT INCOME
INCOME:                          Cash dividends
                                     (net of $17 foreign taxes withheld at source)           $   114,194
                                 Interest...................................                      65,029
                                                                                               _________
                                       TOTAL INCOME.........................                                       $  179,223
EXPENSES:                        Management fee-Note 3(a)...................                      70,529
                                 Shareholder servicing costs-Note 3(b)......                      29,500
                                 Custodian fees.............................                      10,999
                                 Registration fees..........................                       9,162
                                 Audit fees.................................                       8,917
                                 Prospectus and shareholders' reports.......                       8,701
                                 Legal fees.................................                       8,591
                                 Directors' fees and expenses-Note 3(c).....                       3,294
                                 Dividends on securities sold short.........                       1,753
                                 Interest-Note 2............................                         190
                                 Miscellaneous..............................                       7,380
                                                                                               _________
                                       TOTAL EXPENSES.......................                     159,016
                                 Less-reduction in management fee due to
                                     undertaking-Note 3(a)..................                     (38,175)
                                                                                               _________
                                       NET EXPENSES.........................                                         120,841
                                                                                                                   __________
INVESTMENT INCOME-NET.......................................................                                          58,382
                                                                                                                   __________
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments:
                                     Long transactions
                                       (including foreign currency transactions)              $2,462,238
                                     Short sale transactions................                     (40,592)
                                                                                               _________
                                     NET REALIZED GAIN (LOSS)...............                                        2,421,646
                                 Net unrealized appreciation (depreciation) on investments
                                       and securities sold short............                                         180,662
                                                                                                                   __________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                        2,602,308
                                                                                                                   __________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $2,660,690
                                                                                                                   ==========

SEE NOTES TO FINANCIAL STATEMENTS.



DREYFUS SMALL COMPANY VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                            YEAR ENDED            YEAR ENDED
                                                                                         OCTOBER 31, 1996      OCTOBER 31, 1995
                                                                                        _________________      ________________
OPERATIONS:
  Investment income-net....................................................              $    58,382               $  44,644
  Net realized gain (loss) on investments..................................                2,421,646                 464,856
  Net unrealized appreciation (depreciation) on investments................                  180,662                 601,439
                                                                                        ____________              __________
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS......                2,660,690               1,110,939
                                                                                        ____________              __________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net....................................................                 (41,125)               (137,132)
  Net realized gain on investments.........................................                (461,510)               (220,243)
                                                                                        ____________              __________
      TOTAL DIVIDENDS......................................................                (502,635)                (357,375)
                                                                                        ____________              __________
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold............................................               12,451,803                 343,498
  Dividends reinvested.....................................................                  502,014                 357,374
  Cost of shares redeemed..................................................               (4,663,841)              (216,275)
                                                                                        ____________              __________
      INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS....                8,289,976                 484,597
                                                                                        ____________              __________
        TOTAL INCREASE (DECREASE) IN NET ASSETS............................               10,448,031               1,238,161
NET ASSETS:
  Beginning of Period......................................................                6,403,952               5,165,791
                                                                                        ____________              __________
  End of Period............................................................              $16,851,983            $  6,403,952
                                                                                       =============           =============
UNDISTRIBUTED INVESTMENT INCOME-NET........................................           $       47,915          $       30,658
                                                                                        ____________              __________
CAPITAL SHARE TRANSACTIONS:                                                                 SHARES                  SHARES
                                                                                        ____________              __________
  Shares sold..............................................................                  738,511                  27,757
  Shares issued for dividends reinvested...................................                   35,629                  31,966
  Shares redeemed..........................................................                 (277,463)                (17,844)
                                                                                        ____________              __________
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING........................                  496,677                  41,879
                                                                                       =============           =============


SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS SMALL COMPANY VALUE FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                              YEAR ENDED OCTOBER 31,
                                                                                       __________________________________
PER SHARE DATA:                                                                        1996           1995        1994(1)
                                                                                       _____          _____        _____
    Net asset value, beginning of period..................................            $14.00        $12.43        $12.50
                                                                                      _______       _______       _______
    INVESTMENT OPERATIONS:
    Investment income-net.................................................               .07           .10           .30
    Net realized and unrealized gain (loss)
      on investments......................................................               4.69         2.33          (.37)
                                                                                      _______       _______       _______
    TOTAL FROM INVESTMENT OPERATIONS......................................               4.76         2.43          (.07)
                                                                                      _______       _______       _______
    DISTRIBUTIONS:
    Dividends from investment income-net..................................               (.09)        (.33)           --
    Dividends from net realized gain on investments.......................              (1.01)        (.53)           --
                                                                                      _______       _______       _______
    TOTAL DISTRIBUTIONS...................................................              (1.10)        (.86)           --
                                                                                      _______       _______       _______
    Net asset value, end of period........................................             $17.66        $14.00        $12.43
                                                                                      ========       ======       ========
TOTAL INVESTMENT RETURN...................................................             35.99%        21.30%      (.56%)(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of operating expenses to average net assets.....................              1.27%         .84%             --
    Ratio of interest expense and dividends on securities sold short
    to average net assets.................................................                .02%        .07%          .01%(2)
    Ratio of net investment income
      to average net assets...............................................                .62%        .79%         2.39%(2)
    Decrease reflected in above expense ratios
      due to undertakings by Dreyfus......................................                .41%       1.80%         2.07%(2)
    Portfolio Turnover Rate...............................................             183.58%     161.01%       219.63%(2)
    Average commission rate paid (3)......................................              $.0509        --             --
    Net Assets, end of period (000's Omitted).............................             $16,852     $6,404          $5,166
(1)  From December 29, 1993 (commencement of operations) to October 31, 1994.
(2)  Not annualized.
(3)  For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for
purchases and sales of investment securities.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS SMALL COMPANY VALUE FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-Significant Accounting Policies:
    Dreyfus Growth and Value Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering eight series, including the Dreyfus Small Company Value Fund (the "Fund"). The Fund's investment objective is capital appreciation. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). The Boston Company Asset Management, Inc. ("TBC Asset Management"), an indirect subsidiary of Mellon and an affiliate of Dreyfus, serves as the Fund's sub-investment adviser. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
    As of October 31, 1996, MBIC Investment Corp., an indirect subsidiary of Mellon Bank Corporation, held 473,473 shares of the Fund.
    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: The Fund's investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    (b) Foreign currency transactions: The Fund does not isolate that portion of the results of the operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amount of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To
DREYFUS SMALL COMPANY VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-Bank Line of Credit:
    The Fund may borrow up to $2 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. At October 31, 1996, there were no outstanding borrowings under the line of credit.
    The average daily amount of borrowings outstanding under both arrangements during the period ended October 31, 1996 was $3,005, with a related weighted average annualized interest rate of 6.33%. The maximum amount borrowed at any time during the period ended October 31, 1996 was $300,000.
NOTE 3-Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:
    (a) Pursuant to a management agreement ("Agreement") with Dreyfus, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings (which, in the view of Stroock & Stroock & Lavan, counsel to the Fund, also contemplates dividends and interest accrued on securities sold short), and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from payments to be made to Dreyfus, or Dreyfus will bear the amount of such excess to the extent required by state law. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 21\2% of the first $30 million, 2% of the next $70 million and 11\2% of the excess over $100 million of the value of the Fund's average net assets in accordance with California "blue sky" regulations. Dreyfus has undertaken from November 1, 1995 through October 31, 1997 to reduce the management fee paid by or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of 1.25% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $38,175 during the period ended October 31, 1996.
    The undertaking may be extended, modified or terminated by Dreyfus, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.
    Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and TBC Asset Management, the sub-investment advisory fee is computed at the annual rate of .375 of 1% of the value of the Fund's average daily net assets and is payable monthly by Dreyfus.
    (b) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing
DREYFUS SMALL COMPANY VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1996, the Fund was charged an aggregate of $23,510 pursuant to the Shareholder Services Plan.
    Effective December 1, 1995, the Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $2,022 during the period ended October 31, 1996.
    Effective May 10, 1996, the Fund entered into a custody agreement with Mellon to provide custodial services for the Fund. During the period ended October 31, 1996, $4,315 was paid to Mellon pursuant to the custody agreement.
    (c) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4-Securities Transactions:
    (a) The aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, during the period ended October 31, 1996 is summarized as follows:
                                      PURCHASES                  SALES
                                     __________                __________
    Long transactions...........     $22,520,533              $15,782,719
    Short sale transactions.....       1,023,465                1,430,981
                                     __________                __________
      Total.....................     $23,543,998              $17,213,700
                                    ============              ============
    The Fund is engaged in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with a broker and/or custodian, of cash and/or U.S. Government securities sufficient to cover its short position. Securities sold short at October 31, 1996 and their related market values and proceeds are set forth in the Statement of Securities Sold Short.
    (b) At October 31, 1996, accumulated net unrealized appreciation on investments and securities sold short was $426,454, consisting of $1,384,163 gross unrealized appreciation and $957,709 gross unrealized depreciation.
    At October 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS SMALL COMPANY VALUE FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Directors
Dreyfus Small Company Value Fund
    We have audited the accompanying statement of assets and liabilities, including the statements of investments and securities sold short, of Dreyfus Small Company Value Fund, one of the Series constituting Dreyfus Growth and Value Funds, Inc., as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of October 31, 1996 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Small Company Value Fund at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                          [Ernst & Young signature logo]

New York, New York
December 5, 1996



DREYFUS SMALL COMPANY VALUE FUND
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund designates 7.61% of the ordinary dividends paid during the fiscal year ended October 31, 1996 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 1997 of the percentage applicable to the preparation of their 1996 income tax returns.


DREYFUS SMALL COMPANY VALUE FUND
PROXY RESULTS (UNAUDITED)
    A special meeting of stockholders of the Fund was held on July 26, 1996, at which shareholders approved the election of the following Board members:
Joseph S. DiMartino, by a vote of 8,524,929 shares in favor of and 83,716 shares withholding authority to vote; John M. Fraser, Jr., by a vote of 8,524,673 shares in favor of and 83,973 shares withholding authority to vote; Ehud Houminer, by a vote of 8,521,734 shares in favor of and 86,912 shares withholding authority to vote; David J. Mahoney, by a vote of 8,529,545 shares in favor of and 79,100 shares withholding authority to vote; Gloria Messinger, by a vote of 8,526,916 shares in favor of and 81,729 shares withholding authority to vote; David P. Feldman, by a vote of 8,529,038 shares in favor of and 79,608 shares withholding authority to vote, Jack R. Meyer, by a vote of 8,531,982 shares in favor of and 76,663 shares withholding authority to vote; John Szarkowski, by a vote of 8,524,759 shares in favor of and 83,887 shares withholding authority to vote; and Anne Wexler, by a vote of 8,525,776 shares in favor of and 82,869 shares withholding authority to vote. The shareholders also ratified the selection of Ernst & Young LLP as independent auditors by a vote of 8,467,635 shares in favor of and 28,562 shares against the selection, with 112,449 shares abstaining. [Dreyfus lion "d" logo]
Dreyfus Small Company Value Fund
200 Park Avenue
New York, NY 10166
Investment Adviser
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
Sub-Investment Adviser
The Boston Company
Asset Management, Inc.
One Boston Place
Boston, MA 02108
Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940




Printed in U.S.A.                           253AR9610
[Dreyfus logo]
Small Company
Value Fund
Annual Report
October 31, 1996